Property, plant and equipment	12 Months Ended
Dec. 31, 2017
Property, plant and equipment
Property, plant and equipment

C13  Property, plant and equipment

Property, plant and equipment comprise Group occupied properties and tangible assets. A reconciliation of the carrying amount of these items from the beginning of the year to the end of the year is as follows:

	2017			2016
	Group occupied property	Tangible assets	Total	Group occupied property	Tangible assets	Total

	£m	£m	£m	£m	£m	£m
At 1 January
Cost	439	1,077	1,516	480	1,387	1,867
Accumulated depreciation	(88)	(685)	(773)	(69)	(601)	(670)

Net book amount	351	392	743	411	786	1,197

Year ended 31 December
Opening net book amount	351	392	743	411	786	1,197
Exchange differences	(8)	(14)	(22)	50	52	102
Depreciation charge	(22)	(94)	(116)	(15)	(144)	(159)
Additions	17	117	134	15	333	348
Arising on acquisitions of subsidiaries*	—	178	178	—	—	—
Disposals and transfers	(43)	(85)	(128)	(110)	(635)	(745)

Closing net book amount	295	494	789	351	392	743

At 31 December
Cost	367	1,041	1,408	439	1,077	1,516
Accumulated depreciation	(72)	(547)	(619)	(88)	(685)	(773)

Net book amount	295	494	789	351	392	743

*	Arising on an acquisition made for venture fund purposes by the PAC with-profits fund.

Tangible assets

Of the £494 million (2016: £392 million) of tangible assets, £360 million (2016: £247 million) were held by the Group's with-profits operations, primarily by the consolidated subsidiaries for venture fund and other investment purposes of the PAC with-profits fund.

Capital expenditure: property, plant and equipment by segment

The capital expenditure of £117 million (2016: £333 million) arose as follows: £41 million in UK and Europe, £19 million in US and £55 million in Asia with the remaining balance of £2 million arising from unallocated corporate expenditure (2016: £251 million in UK and Europe, £18 million in US and £62 million in Asia with the remaining balance of £2 million arising from unallocated corporate expenditure).